Exhibit 99.2

 Thor’s Acquisition of Erwin Hymer Group Creates The Premier Global RV Manufacturer

 Forward Looking Statements  This presentation contains forward-looking information related to Thor Industries, Inc., and the acquisition of the Erwin Hymer Group (EHG), that is based on current expectations and involves substantial risks and uncertainties that could cause actual results, performance, events, or transactions to differ materially from those expressed or implied by such statements. Forward-looking statements include, among other things, statements about Thor’s plans, objectives, expectations and intentions; the anticipated timing of the closing of the acquisition; the potential benefits of the proposed acquisition, and the anticipated operating synergies; the satisfaction of the conditions to closing the acquisition (including obtaining necessary regulatory approvals) in the anticipated timeframe or at all; the integration of the business, the impact of exchange rate fluctuations and unknown or understated liabilities related to the acquisition and Erwin Hymer Group’s business. Other business risks include raw material and commodity price fluctuations; raw material, commodity or chassis supply restrictions; the level of warranty claims incurred; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers; the costs of compliance with governmental regulation, legal and compliance issues including those that may arise in conjunction with recent transactions; lower consumer confidence and the level of discretionary consumer spending; interest rate fluctuations; the potential impact of interest rate fluctuations on the general economy and specifically on our dealers and consumers; restrictive lending practices; management changes; the success of new and existing products and services; consumer preferences; the ability to efficiently utilize production facilities; the pace of acquisitions and the successful closing, integration and financial impact thereof; the potential loss of existing customers of acquisitions; our ability to retain key management personnel of acquired companies; a shortage of necessary personnel for production; the loss or reduction of sales to key dealers; disruption of the delivery of units to dealers; asset impairment charges; cost structure changes; competition; the impact of potential losses under repurchase agreements; the potential impact of the strength of the U.S. dollar on international demand; general economic, market and political conditions; and changes to investment and capital allocation strategies or other facets of our strategic plan. In addition, actual results, performance, events and transactions, are subject to other risks and uncertainties that relate more broadly to Thor’s overall business, including those more fully described in Thor’s filings with the U.S. Securities and Exchange Commission (“SEC”) (including, but not limited to, the factors discussed in Item 1A. Risk Factors of Thor’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q). In light of these risks, uncertainties, and other factors, you are cautioned not to place undue reliance on the forward-looking information. Thor, except as required by law, undertakes no obligation to update or revise the forward-looking statements, whether as a result of new developments or otherwise.  2

 3  Thor has agreed to acquire Erwin Hymer Group (“EHG”) for an enterprise value of approximately €2.1 billion, with the purchase price to be funded with cash and equity. Equity consideration will consist of approximately 2.3 million shares of Thor. Thor is the #1 manufacturer in North America with over $8.3 billion¹ in revenueErwin Hymer Group is the #1 manufacturer in Europe (based on revenue) with forecasted FY18 sales of €2.5 billion² ($2.9 billion³ at current exchange rate)  Combining the premier North American and European RV companies  Notes: 1 Trailing twelve months ended 4/30/2018; ² EHG’s forecast for FYE 8/31/2018; 3 Exchange rate of USD / EUR:1.16

 4  Strategic rationale  Creates the #1 Global RV Manufacturer with a Leading Portfolio of Brands, Dealer Network and Global ReachEstablishes a Leading Position in Growing European RV Market with a Complementary and Geographically Diverse Product PortfolioSignificant Mutual Benefits Derived from Sharing Design, R&D, Technology, Engineering and Manufacturing Excellence Numerous Areas of Near-Term and Long-Term Synergies between the Two Companies Aligned with Thor’s Strategic Plan to Enhance Shareholder Value – Transaction to be Accretive to Earnings in First Year*   *Before anticipated synergies, purchase accounting adjustments and transaction related expenses

Erwin Hymer Group key statistics

1957
HYMER FAMILY BEGAN RECREATIONAL VEHICLE PRODUCTION

€2.5B
FORECASTED FY18 SALES

~1,200
DEALERS ACROSS 35 COUNTRIES

~29%
EUROPEAN MARKET SHARE BY REVENUE

24
RENOWNED BRANDS

~62K
UNITS SOLD IN FYE 2018

~7,300
DEDICATED TEAM MEMBERS IN 2018

9
RV PRODUCTION FACILITIES IN GERMANY, UK, ITALY AND CANADA





THOR | INDUSTRIES

5

THO LISTED NYSE

 6  Erwin Hymer Group overview        Motor Caravans68%  Campervans17%  Caravans15%  By type3  €2.0bn  1 EHG’s FYE 08/31/17; 2 Total revenues; 3 Vehicle revenues only, excludes revenues from accessories, services, rental, and others; 4 Exchange rate of USD / EUR:1.16  Vehicles 90%  Owndealerships 4%  By segment2  Accessoriesand services 3%  Rental 3%  €2.2bn  Other<1%          Germany 51%  UK 11%  France 7%  North America 6%  RoW 1%  By region2      €2.2bn  RoE 24%  2017 Revenue breakdown1  EHG is the leading manufacturer of recreational vehicles in Europe, with ~29% market share, and is the only European manufacturer with a North American presence  $2.6bn4  $2.6bn4  $2.3bn4    U.S.  Europe  RV categories  Travel Trailer Class BClass A / C  CaravanCampervanMotor Caravan  ===

 7  Select EHG brands  Notes: Brands ordered alphabetically; CB – Class B campervan; M – Class A / C; T – Towable; Exchange rate of USD / EUR:1.16Excludes UK brands (Elddis, Xplore, Compass, and Buccaneer) and off-road accessories (Cliffride and American Fastbacks)    Segment  Products  Price (€k)  Price ($k)  Positioning    Mainstream  CB, M, T  <10 – 90  12 – 104  Chic, modern and convenient    Entry  CB, M  30 – 50  35 – 58  Functional, reliable value    Mainstream  M, T  15 – 110   17 – 128   Reliable, sporty and classic    Entry  M  25 – 55  29 – 64  Stylish, contemporary and accessible    Premium  CB, M, T  40 – 105  46 – 122  Dynamic, innovative and reliable    Premium  M  45 – 95  52 – 110  Comfort, style and elegance    Mainstream  M, T  15 – 75   17 – 87   Trustworthy and classic    Luxury  M  85 – 200  99 – 232  Powerful, inspiring, market-leading    Mainstream  CB  45 – 95  52 – 110  Freedom, quality and flexibility    Entry  CB, M  30 – 50  35 – 58  Adventurous, uncomplicated value

Product line-up spans across multiple price points and categories

Motorcaravans



- Motorized recreational vehicles
- Price range[1]:
- €32,000–€180,000
- $37,100–$208,800
- **~27,300 vehicles sold[2] (107,225 total market)**

25.5% by volume

Caravans



- Towable recreational vehicles
- Price range[1]:
- €8,700–€45,000
- $10,100–$52,200
- **~16,700 vehicles sold[2] (78,530 total market)**

21.3% by volume

Campervans



- Motorized recreational vehicle on van chassis
- Price range[1]:
- €32,000–€90,000
- $37,100–$104,400
- **~9,300 vehicles sold[2]**

Accessories and services



- Caravanning equipment, camping accessories and tent trailers
- Chassis and suspension technology

Other



- Global rental of recreational vehicles
- Consulting and financing services for dealers
- Online travel portal
- **~2,600[3] vehicles in rental fleet[2]**

Notes: Exchange rate of USD / EUR:1.16
[1] Manufacturer selling price; [2] FYE 2017A, Hymer unit sales; [3] Excluding franchises

THOR | INDUSTRIES
8
THO LISTED NYSE

EHG distribution network

» Distributes vehicle brands through approximately 1,200 retail dealerships worldwide, across 35 countries

Number of active vehicle dealerships¹ by country (FY2016/17)



294³
110
RoW
141
72²
42
71
250
163
Bad Waldsee
39
51

Domestic (distribution organized by brand) | Served through distribution companies | Headquarter

Notes: ¹ Number may vary within a small range due to limited fluctuations in the dealer base; ² Separate dealer network that serves former Explorer Group brands Elddis, Xplore, Compass and Buccaneer; ³ Includes Camping World

THOR | INDUSTRIES 9 NYSE

 10  Snapshot of combined company  Adds scale  Diversifies exposure across geographies  Enhances end market product mix  Notes: Exchange rate of USD / EUR:1.16; Revenue based on FYE 7/31/2017 for Thor and FYE 8/31/2017 for EHG  Revenue ($mm)  Revenue (%)  Revenue (%)                  Based on 2017 Actual Results

 11    European RV industry    2017 European RV market share (by sales)  2017 Europe RV market overview (€bn)  €6.1bn  65%  21%  14%  Motorcaravan  Caravan  Campervan    Source: Company information, leading consulting firm  7% CAGR  9% CAGR  4% CAGR  4% CAGR  33% CAGR  12% CAGR

 12  Strong growing European RV market  Source: CIVD; European Commission; World Bank; Leading consulting firm  Motorhomes  New vehicle registrations by type (’000)   3.7 3.0 1.4 1.1 (0.1) 2.8 2.7 2.0 2.9 3.0 3.0 3.9 2.2 1.4 1.3 2.6 2.1 3.3 3.1 0.5 (4.4) 2.1 1.7 (0.4) 0.3 1.7 2.3 1.9 2.2 % GDP Growth  +8.2%

EHG has a long track record of industry-leading product innovation

1960's	1970's	1980's	1990's	2000's	2010's

- **1966** Crank handle skylights
- **1968** Wheel housing refrigerator
- **1975 - 76** Pop-top roof for campervans
- **1976** Pull-down double bed for motorcaravans
- **1978** PUAL[1] technology based walls
- **1986** First OEM to guarantee 6 years waterproofness
- **1993 - 94** Development of Hymer bonding technology
- **1996** Introduction of central locking to EHG models
- **2000** Introduction of heated double floors
- **2012 - 15** Lightweight technology leads to first integrated MC on Mercedes Benz basis[2]

Legend: Industry standard setting innovations; Major innovations in Hymer products

Recent award-winning innovations

- **Marketing / PR campaign** – Sunlight factory team
- **Safety** – Niesmann+Bischoff Flair
- **Technology** – Hymer B-SL SLC Chassis
- **Overall campervan concept** – Hymer DuoCar
- **Exterior Design** – Dethleffs Coco
- **Floor plan** – Bürstner Lyseo TD 745
- **Bloggers Favorite** – Concept Car e.home

[1] Polyurethane foam is filled into the walls to enhance insulation and stability
[2] Below 3.5t (Hymermobil ML-I)

THOR | INDUSTRIES
13
THO LISTED NYSE

EHG management team

Martin Brandt – CEO



- CEO since August 2015
- Prior experience with Zumtobel, Assa Abloy and Baumgartner & Partner

Stefan Junker – CFO



- CFO since September 2017
- Prior experience with Bizerba, Spheros, Sennheiser and Kosta

Jan de Haas – CSO



- CSO since December 2017
- Held EHG management positions since 2008
- Prior experience with MAN and Neoplan

Jörg Reithmeier – CTO



- CTO since December 2017
- Held EHG management positions since 2011
- Prior experience in Schuler Pressen, Coperion and Müller Weingarten

Experienced, proven CEO and management team with a track record of creating value and growing share at EHG

THOR | INDUSTRIES
14
THO LISTED NYSE

Transaction overview

Transaction Highlights

- Enterprise value of approximately €2.1 billion, with the purchase price to be funded with cash and equity. Equity consideration will consist of approximately 2.3 million shares of Thor.
- EHG's EBITDA: Estimated FY18 EBITDA, as adjusted of €235 million[1]; FY 2019 plan EBITDA of approximately €300 million[2]
- Accretive to earnings per share (before synergies, purchase accounting adjustments and transaction related expenses)

Financing

- Cash consideration financed through fully committed credit facilities led by J.P. Morgan and Barclays
  - Term loan B, 7-year, $2.3 billion
  - Senior secured assets based loan (ABL), 5-year, $750 million
- Subsequent to closing, Thor intends to repurchase shares both opportunistically and systematically in order to offset the issuance of shares to the Hymer family

Closing of transaction

- Customary closing conditions, including regulatory approvals
- Expected to close near the end of calendar year 2018

Notes: [1] EHG's forecast for FYE 08/31/2018 (based on International Reporting Standards (IFRS)), excludes ~€9 million of primarily transaction related expenses; [2] EHG's plan for FYE 8/31/2019 (based on International Reporting Standards (IFRS)), before synergies, purchase accounting adjustments and transaction related expenses

THOR | INDUSTRIES

15

THO LISTED NYSE

 16  Synergies expected to create meaningful additional value  Engineering & DesignR&D and Technology MarketingHuman Resources Strategies  Thor has a Proven Track Record of Generating Significant Acquisition Related Synergies  Thor and EHG to Mutually Benefit from   Sharing of Best Practices  Leveraging Manufacturing and Financial Management Expertise  Overall Spending LeverageProcurement Strategies Production MethodologiesWorking Capital Management

 17  Thor Industries capital strategy  Invest in Organic Growth InitiativesReduce Outstanding DebtOpportunistically Fund Acquisitions in Global RV Industry – both Core and Adjacencies Return Capital to Shareholders with Predictable Dividend Growth and Share Repurchase  Strong cash flow supports a balanced approach to debt reduction, growth investments and returns to shareholders

             18  Key investment highlights  Leading European RV manufacturer  Strong management team with proven ability to grow the business and deliver innovative products   Diversified geographic exposure to fast-growing European RV market  Well-recognized brands with a highly complementary product portfolio  Global assembly footprint and unrivalled European distribution network – only European OEM with North American production and distribution

 19

 20  APPENDIX

EHG history

1957 | 1990 | 1991 | 1996 | 1998 | 2000 | 2004 | 2005/6 | 2011 | 2013 | 2015 | 2016 | 2017 | 2018

- **1957**: Start of Erwin Hymer as recreational vehicle manufacturer
- **1990**: Initial public offering as Hymer AG
- **1991**: CMC[1] Acquired (Dethleffs, LMC)
- **1996**: Hymer AG Acquired (NIESMANN +BISCHOFF)
- **1998**: Hymer Ag Acquired (bürstner)
- **1998**: Founding of Movera as Hymer AG and CMC joint venture (MOVERA)
- **2000**: Hymer Ag Acquired (LAIKA)
- **2005/6**: Founding of Capron JV, Carado and Sunlight[2] (CAPRON, carado, Sunlight)
- **2011**: Beginning of repurchasing program for outstanding shares of Hymer AG
- **2013**: Successful delisting of Hymer AG and return to 100% Hymer family ownership as a prerequisite to merge CMC Caravan and Hymer
- **2013**: Establishment of Erwin Hymer Group AG & Co
- **2015**: Merger of CMC Caravan into Erwin Hymer Group (EHG) (ERWIN HYMER GROUP the leisure experience)
- **2016**: EHG Acquired (ROADTREK)
- **2017**: EHG Acquired (Best Time RV)
- **2017**: EHG Acquired (Xplore, Compass, Elddis, Buccaneer)
- **2018**: EHG Acquired (CLIFFRIDE, AMERICANFASTBACKS)

[1] CMC Founded by Erwin Hymer in 1980; [2] Manufacturer of recreational vehicles for Carado and Sunlight brands

THOR | INDUSTRIES
21
THO LISTED NYSE